Filed pursuant to Rule 497(e)
Registration Nos. 333-171360; 811-22509

LoCorr Long/Short Equity Fund

Class	A	LEQAX
Class	C	LEQCX
Class	I	LEQIX

Supplement dated August 31, 2015, to the Prospectus dated May 1, 2015.

Kettle Hill Capital Management, LLC (“KHCM”) serves as an additional sub-adviser to the LoCorr Long/Short Equity Fund (the “Fund”).  Accordingly, the following information supplements the Prospectus and replaces any information to the contrary.

Summary Portion of Prospectus

SUB-ADVISER’S INVESTMENT PROCESS

Kettle Hill Capital Management, LLC serves as one of the Fund’s sub-advisers. KHCM’s investment strategy is a value-oriented, fundamentals- and research-driven, bottom-up equity long/short approach.  The strategy focuses on unique risk-reward strategies within the small-cap universe, seeking to generate superior absolute returns over the investment cycle and balancing return potential of the portfolio against risks inherent in individual stocks, industry selection, small-cap investing, and broader markets and economies.  For both long and short investments, KHCM selects companies ranked by relative value.

Investment Sub-Adviser:  Kettle Hill Capital Management, LLC

Sub-Adviser Portfolio Managers:   Andrew Y. Kurita, Managing Partner of KHCM, has served the Fund as a sub-adviser portfolio manager since August 2015.

Statutory Portion of Prospectus

SUB-ADVISER’S INVESTMENT PROCESS

Kettle Hill Capital Management, LLC serves as one of the Fund’s sub-advisers.  KHCM’s investment strategy is a value-oriented, fundamentals- and research-driven, bottom-up equity long/short approach.  The strategy focuses on unique risk-reward strategies within the small-cap equity universe, seeking to generate superior absolute returns over the investment cycle and balancing the return potential of the portfolio against risks inherent in individual stocks, industry selection, small-cap investing, and broader markets and economies.  KHCM’s strategy focuses the sub-adviser’s attention on the small-capitalization stock universe (companies with $100mm - $5B in market capitalization).  From these companies, KHCM identifies stocks with powerful, non-consensus catalysts and evaluates their risk-reward discipline, searching for ideas with 50% upside/10% downside characteristics within an appropriate time horizon.  The sub-adviser then performs due diligence through proprietary research and surveys, interviewing multiple industry sources.  From this due diligence, KCHM builds financial models based on expectations and initializes its investment thesis and price target for the investment.  Throughout the life of the position, KHCM consistently monitors business trends, competitors, and current market expectations.  The sub-adviser manages positions based on achievement of its target, changes—if any—in the investment thesis, possible stop-loss triggers, net-exposure management, and short-term trading opportunities.

LoCorr Long/Short Equity Fund Sub-Adviser:  Kettle Hill Capital Management, LLC, located at 655 Third Avenue, Suite 2520, New York, NY 10017, serves as a sub-adviser to the Fund.  Subject to the authority of the Board of Trustees and oversight by the Adviser, this sub-adviser is responsible for management of a portion of the Fund’s investment portfolio according to the Fund’s investment objective, policies and restrictions.  The Adviser pays to this sub-adviser as compensation a monthly fee at an annual rate equal to 1.00% of the first $100 million of the average daily net asset value of the sub-advised assets, plus 0.90% of the average daily net asset value of the sub-advised assets over $100 million.  KHCM agrees to manage up to $200 million of the Fund’s sub-advised assets.  The sub-adviser is paid by the Adviser not the Fund.  KHCM was founded in 2003 as an alternative investment manager.  As of June 30, 2015, KHCM had approximately $74.7 million in assets under management.

LoCorr Long/Short Equity Fund Sub-Adviser Portfolio Manager:

Andrew Y. Kurita is the Founder and CIO of Kettle Hill Capital Management, LLC and has served as the Portfolio Manager since its inception in 2003. Prior to this role, he was a Vice President at Andor Capital Management, LLC covering the industrial sector on the Diversified Growth Fund. From 1996 until 2001, Andrew was at Cramer Rosenthal McGlynn, LLC, where he worked on the hedge fund and small-cap value products. He is a CFA® charterholder with 19 years of small-cap and hedge fund investing experience. He graduated cum laude with honors with a BA in Economics from Williams College, 1995.

Prior Performance of Sub-Adviser’s Similarly Managed Accounts

Kettle Hill manages a private investment fund, the Kettle Hill Partners, LP (“LP”), with substantially similar objectives and strategies as it will use to manage the portion of the Fund's assets allocated to it. You should not consider the past performance of the LP as indicative of the future performance of the Fund.

The following tables set forth performance data relating to the historical performance of the LP, which represents all of the accounts and funds managed by Kettle Hill Capital Management, LLC for the periods indicated that have investment objectives, policies, strategies and risks substantially similar to those employed by the sub-adviser in the management of its allocated portion of the Fund. The data, which has been provided by the sub-adviser, is provided to illustrate the past performance of the sub-adviser in managing a fund with substantially similar investment strategies, as measured against the Morningstar Global Long/Short Equity Index and the S&P 500® Total Return Index and does not represent the performance of the Fund.

The LP is not subject to the same types of expenses to which the Fund is subject, nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the 1940 Act, or Subchapter M of the Code. Consequently, the performance results for the LP could have been adversely affected if the LP had been regulated as an investment company under the federal securities laws. The method used to calculate the LP’s performance differs from the Securities and Exchange Commission’s standardized method of calculating performance because the LP has not been priced daily and may produce different results.

The fees and expenses associated with an investment in the LP are different from the fees and expenses (after taking into account the expense limitation agreement) associated with an investment in the Long/Short Equity Fund, so that if the results of the LP were adjusted for expenses of the Long/Short Equity Fund, net returns would have been higher.

The performance presented below for the LP is shown on a net basis. The net performance results are net of standard management and performance fees for the LP. Results include the reinvestment of dividends and capital gains. Returns from cash and cash equivalents in the LP are included in the performance calculations, and the cash and cash equivalents are included in the total assets on which the performance is calculated. The LP was valued on a monthly basis, which differs from the SEC return calculation method that employs daily valuation.

The chart below shows the net annual returns for the LP for the calendar years shown. The LP receives a 1.5% management fee and 20% incentive compensation. Returns for 2003 begin on June 1.

Name	2003(1)	2004	2005	2006	2007	2008	2009
Kettle Hill Partners, L.P.	11.31%	11.49%	12.28%	21.52%	-1.41%	-10.73%	39.56%

Name	2010	2011	2012	2013	2014	2015(2)
Kettle Hill Partners, L.P.	13.36%	1.98%	7.96%	8.08%	6.72%	5.98%

(1) Period from the LP’s inception on June 1, 2003, to December 31, 2003.
(2) Period from January 1, 2015, to July 31, 2015.

The chart below shows the annualized historical performance of the LP, net of fees.

For the Periods Ending 7/31/15	Kettle Hill Partners, LP	Morningstar Global Long/Short Equity Index (2)	S&P 500 Total Return Index (1)
1 Year	12.55%	-0.22%	11.21%
5 Years	7.62%	3.15%	16.24%
10 Years	9.08%	4.32%	7.72%
Since Inception (3)	9.96%	5.54%	8.83%

(1) The S&P 500 Total Return Index consists of 500 stocks chosen for their market size, liquidity and industry group representation.  It is a market value-weighted index and one of the most widely-used benchmarks for U.S. stock performance.  Investors cannot invest directly in an index, and index figures do not reflect any deduction for fees, expenses or taxes.
(2) The Morningstar Global Long/Short Equity Index consists of funds with exposure to long and short positions in global equities or derivatives and is equally weighted.
(3) The inception date for Kettle Hill Partners, LP was June 1, 2003.

The chart below shows the gross annual returns for the LP for the calendar years shown. The returns for 2003 begin on June 1.

Name	2003(1)	2004	2005	2006	2007	2008	2009
Kettle Hill Partners, LP	15.55%	16.20%	15.43%	25.58%	-3.19%	-9.89%	48.25%

Name	2010	2011	2012	2013	2014	2015(2)
Kettle Hill Partners, LP	18.89%	4.41%	11.67%	12.14%	10.48%	8.68%

(1) Period from Kettle Hill Partners, LP’s inception on June 1, 2003 to December 31, 2003.
(2) Period from January 1, 2015, to July 31, 2015

The chart below shows the annualized historical performance of the LP, gross of fees.

For the Periods Ending 7/31/15	Kettle Hill Partners, LP	Morningstar Global Long/Short Equity Index (2)	S&P 500 Total Return Index (1)
1 Year	18.08%	-0.22%	11.21%
5 Years	11.40%	3.15%	16.24%
10 Years	12.35%	4.32%	7.72%
Since Inception (3)	13.56%	5.54%	8.83%

(1) The S&P 500 Total Return Index consists of 500 stocks chosen for their market size, liquidity and industry group representation.  It is a market value-weighted index and one of the most widely-used benchmarks for U.S. stock performance.  Investors cannot invest directly in an index, and index figures do not reflect any deduction for fees, expenses or taxes.
(2) The Morningstar Global Long/Short Equity Index consists of funds with exposure to long and short positions in global equities or derivatives and is equally weighted.
(3) The inception date for Kettle Hill Partners, LP was June 1, 2003.

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You should read this Supplement in conjunction with the Prospectus dated May 1, 2015 and the Statement of Additional Information dated May 1, 2015, as supplemented on May 12, 2015.  These documents provide information that you should know about the Fund before investing and have been filed with the Securities and Exchange Commission.  These documents are available upon request and without charge by calling the Fund toll-free at 1-855-523-8637.

Please retain this Supplement for future reference.